UNITED STATES
				SECURITIES AND EXCHANGE COMMMISSION
				Washington, D.C. 20549


				FORM 8-K
                        CURRENT REPORT


       Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934


Date of Report:  December 15, 2000




				SPIEGEL, INC.
	      (Exact name of registrant as specified in its charter)

    Delaware                    0-16126                     36-2593917
    (State of                   (Commission file            (I.R.S. Employer
    incorporation)              Number)                     Identification No.)


    3500 Lacey Road,
    Downers Grove, Illinois                                 60515-5432
    (Address of principal executive offices)                (Zip Code)


                                630-986-8800
           (Registrant's telephone number, including area code)



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Item 5. Other events

On December 15, 2000, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.



Item 7.  Exhibits

(c)  Exhibits

     Exhibit 99          Press release dated December 15, 2000


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			 SPIEGEL, INC.
                   (Registrant)


                   By:  /s/ James W. Sievers
                        Office of the President and
                        Chief Financial Officer

                   Date:  December 15, 2000


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EXHIBIT INDEX

Exhibit No.
99.1  Spiegel, Inc. press release dated December 15, 2000.

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